                                                                    EXHIBIT 10.6

                             HAZARDOUS SUBSTANCES
                              INDEMNITY AGREEMENT
                              -------------------
                                (DLJ 1996-CF1)
                              (Loan No. 9690381)


     THIS HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT (this "Agreement"), made as
                                                          ---------
of the ___ day of _____, 1998, jointly and severally by THE ATRIUM OF SAN JOSE LLC, a Delaware limited liability company ("New Borrower"), whose address is
                                            -----------
4121-A Power Inn Road, Sacramento, California 95826, Attn: Jeffrey A. Hallsten; BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, INC., a Delaware corporation ("Tenant") and BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation
  ------
("Parent"), each of whose address is 77 West Wacker Drive, Suite 4800, Chicago
  ------
Illinois, 60601 Attn: Darryl W. Copeland, Jr. (New Borrower, Tenant and Parent being referred to herein collectively as "Indemnitors" and individually as
                                          -----------
"Indemnitor"), in favor of LASALLE NATIONAL BANK, AS TRUSTEE FOR THE REGISTERED
 ----------
HOLDERS OF DLJ MORTGAGE ACCEPTANCE CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-CF1 ("Lender"), whose address is 135 South LaSalle
                                ------
Street, Suite 1625, Chicago, Illinois 60603, Attn: Linda Wirfel; DLJ 1996-CF1; Loan No. 9690381.


                                  WITNESSETH:
                                  ----------

     WHEREAS, Atrium Venture, a California limited partnership ("Original
                                                                 --------
Borrower"), obtained a loan (the "Loan") in the principal amount of Eighteen
--------                          ----
Million Four Hundred Thousand and No/100 Dollars ($18,400,000) from Column Financial, Inc., a Delaware corporation ("Original Lender"); and
                                          ---------------

     WHEREAS, the Loan is evidenced by a Promissory Noted dated as of January 15, 1996 (the "Note"), executed by Original Borrower and payable to the order of
               ----
Original Lender in the stated principal amount of Eighteen Million Four Hundred Thousand and No/100 Dollars ($18,400,000) and is secured by a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of January 15, 1996 (the "Deed of Trust") from Original Borrower, as trustor, to a trustee
               -------------
for the benefit of Original Lender, as beneficiary, encumbering Original Borrower's interest in that certain real property situated in the County of Santa Clara, State of California, as more particularly described on EXHIBIT A attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter located thereon (said real property, buildings, structures and other improvements being hereinafter collectively referred to as the "Property") and by other documents
                                             --------
and instruments (the Note, the Deed of Trust, the Assumption Agreement (as hereinafter defined) and such other documents and instruments evidencing or securing the Loan, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "Loan Documents"); and
                                        --------------

     WHEREAS, Lender is the current owner and holder of the Loan; and

     WHEREAS, New Borrower desires to purchase the Property from Original Borrower and to assume all of Original Borrower's obligations under the Loan Documents; and

     WHEREAS, New Borrower desires to lease the Property to Tenant pursuant to that certain lease (the "Lease") of even date herewith between Tenant, as Lessee
                         -----
and New Borrower, as Lessor-Owner; and

     WHEREAS, a sale of the Property to and the assumption of the Loan by a third party and New Borrower's entering into the Lease with Tenant without the consent of the holder of the Deed of Trust is prohibited by the terms thereof; and

     WHEREAS, as a condition to Lender consenting to (i) the transfer of the Property to and the assumption of the Loan by New Borrower in accordance with the terms of a Note and Deed of Trust Assumption Agreement of even date herewith among Original Borrower, New Borrower and Lender (the "Assumption Agreement")
                                                       --------------------
and (ii) New Borrower entering into the Lease with Tenant (collectively, the "Requested Actions"), Lender has required that Indemnitors indemnify Lender with
 -----------------
respect to hazardous wastes on, in, under or affecting the Property as herein set forth.

     NOW, THEREFORE, to induce Lender to consent to the Requested Actions and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors hereby covenant and agree for the benefit of Lender, as follows;

1.   INDEMNITY. Indemnitors hereby assume liability for, and hereby agree to
     ---------
     pay, protect, defend (at trial and appellate levels) with attorneys, consultants and experts acceptable to Lender, and save Lender harmless from and against, and hereby indemnify Lender from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements and expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) (collectively "Costs") which may at any time be imposed upon,
                           -----
incurred by or asserted or awarded against Lender or the Property, and arising directly or indirectly from or out of: (i) the violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, "Environmental Laws"), including,
                                          ------------------
without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S) 9601 et seq. and 40 CFR (S) 302.1 et seq.),
                                          -- ---                       -- ---
the Resource Conservation and Recovery Act of 1976 (42 U.S.C. (S) 6901 et seq.),
                                                                       -- ---
The Federal Water Pollution Control Act (33 U.S.C. (S) 1251 et seq. and 40 CFR
                                                            -- ---
(S) 116 et seq. and the Hazardous Materials Transportation Act (49 U.S.C (S)
        -- ---
1801 et seq.), and the regulations promulgated pursuant to said laws, all as
     -- ---
amended, relating to or affecting the Property, whether or not caused by or within the control of Indemnitors; (ii) the presence, release or threat of release of any hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances"), on, in,
                                                --------------------
under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Indemnitors;
(iii) the failure by Indemnitors to comply fully with the terms and conditions of this Agreement; (iv) the breach of any representation or warranty contained in this Agreement; or (v) the enforcement of this Agreement, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Substances from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substances on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. "Costs" as used in this Agreement shall also include any diminution
             -----
     in the value of the security afforded by the Property or any future reduction of the sales price of the Property by reason of any matter set forth in this Paragraph 1. The foregoing indemnity shall specifically not include any such costs relating to Hazardous Substances which are initially placed on, in or under the Property (i) after foreclosure or other taking of title to the Property or (ii) by Lender or anyone claiming by, through or under Lender.

2.   REPRESENTATIONS REGARDING HAZARDOUS SUBSTANCES:  Indemnitors hereby
     ----------------------------------------------
     represent and warrant to and covenant and agree with Lender as follows:

          (1) To the best of Indemnitors' knowledge, information and belief, the Property is not in direct or indirect violation of any Environmental Law;

          (2) No Hazardous Substances are located on or have been handled, generated, stored, processed or disposed of on, or released or discharged from, the Property (including underground contamination) except for those substances used by New Borrower in the ordinary course of its business and in compliance with all Environmental Laws. Indemnitors and Lender have been advised that certain underground storage tanks previously may have been located on the Property, and have been removed, with closure of certain issues respecting the Property having been granted by the California Regional Water Quality Control Board on July 17, 1985, and by the Santa Clara Valley Water District on February 5, 1992. To the best of Indemnitors' knowledge, there is no current or pending issue with respect to the presence of any Hazardous Substances at the Property;

          (3) The Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances;

          (4) There are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances on the Property, except those three underground storage tanks removed from the Property in 1985 as described in that certain Phase I Environmental Site Assessment for the Property prepared by EMG dated November 6, 1995;

          (5) None of Indemnitors has received any notice of, and to the best of Indemnitors' knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property nor do Indemnitors know of any basis for such a claim; and

          (6) Indemnitors have received no notice that, and to the best of Indemnitors' knowledge and belief, there has been no claim by any party that, any use, operation or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property nor do Indemnitors know of any basis for such a claim.

3.   COVENANTS OF INDEMNITORS.
     ------------------------

          (1) Indemnitors shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used by New Borrower or Tenant in the ordinary course of its business and in compliance with all Environmental
Laws) and in compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants or subtenants of space in the Improvements, and, without limiting the generality of the foregoing, during the term of this Agreement, shall not install in the Improvements or permit to, be installed in the Improvements asbestos or any substance containing asbestos.

          (2) Indemnitors shall immediately notify Lender should Indemnitors, or any of them, become aware of (i) any Hazardous Substances, or other potential environmental problem or liability, with respect to the Property; (ii) any lien, action or notice affecting the Property, New Borrower or Tenant resulting from any violation or alleged violation of the Environmental Law; (iii) the institution of any investigation, inquiry or proceeding concerning New Borrower, Tenant or the Property pursuant to any Environmental

Law or otherwise relating to Hazardous Substances; or (iv) the discovery of any occurrence, condition or state of facts which would render any representation or warranty contained in this Agreement incorrect in any respect if made at the time of such discovery. Indemnitors shall, promptly and when and as required and regardless of the source of the contamination, at their own expense, take all actions as shall be necessary or advisable for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Lender), and shall further pay or cause to be paid, at no expense to Lender, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Indemnitors fail to do so, Lender may cause the Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws and any cost incurred in connection therewith shall be included in Costs and shall be paid by Indemnitors in accordance with the terms of Paragraph 4(c) hereof. In furtherance of the foregoing, Indemnitors hereby grant to Lender access to the Property and an irrevocable license to remove any items deemed by Lender to be Hazardous Substances and to do all things Lender shall deem necessary to bring the Property into conformance with Environmental Laws.

          (3) Upon the request of Lender, at any time and from time to time after the occurrence of a default under this Agreement or the Loan Documents or at such other time as Lender has reasonable grounds to believe that Hazardous Substances are or have been released, stored or disposed of on or around the Property or that the Property may be in violation of the Environmental Laws, Indemnitors shall provide, at Indemnitors' sole expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant reasonably approved by Lender indicating the presence or absence of Hazardous Substances on the Property or an inspection or audit of the improvements located on the Property prepared by an engineering or consulting firm approved by Lender indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If Indemnitors fail to provide such inspection or audit within thirty (30) days after such request, Lender may order the same, and Indemnitors hereby grant to Lender access to the Property and an irrevocable license to undertake such inspection or audit. The cost of such inspection or audit shall be included in Costs and shall be paid by Indemnitors in accordance with the terms of Paragraph 4(c) hereof.

4.   INDEMNIFICATION PROCEDURES.
     --------------------------

          (1) If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitors in writing thereof and Indemnitors shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitors of such matter shall not impair or reduce the obligations of Indemnitors hereunder. Lender shall have the right, at the expense of Indemnitors (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitors shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitors to Lenders hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, attorneys' fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitors shall pay the same as hereinafter provided. Lender's good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.

          (2)  Indemnitors shall not, without the prior written consent of
Lender: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment in respect of the indemnified matters under paragraph 1 hereof or elsewhere in this Agreement that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in respect of the indemnified matters under paragraph 1 hereof or elsewhere in this Agreement in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

          (3) All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitors shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitors to periodically pay such Costs, such Costs, if not paid within said ten-day period, shall bear interest at the Default Interest Rate (as defined in the Note).

5.   REINSTATEMENT OF OBLIGATIONS. If at any time all or any part of any payment
     ----------------------------
     made by Indemnitors or received by Lender from Indemnitors under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of any Indemnitor), then the obligations of Indemnitors hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitors, or receipt of payment by Lender, and the obligations of Indemnitors hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitors had never been made.

6.   WAIVERS BY INDEMNITORS. To the extent permitted by law, Indemnitors hereby
     ----------------------
     waive and agree not to assert or take advantage of and shall not be released or exonerated as a result of (including any release or exoneration that might occur under California Civil Code Section 2809, 2810, 2819, 2822, 2845, 2848, 2849 or 2850):

          (1) Any right to require Lender to proceed against New Borrower or any other indemnitor or guarantor or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power or under any other agreement before proceeding against Indemnitors hereunder;

          (2) The defense of the statute of limitations in any action hereunder;

          (3) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

          (4) Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of Lender, any endorser or creditor of either Indemnitor or any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

          (5) All rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Indemnitors' rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise;

          (6) Any right or claim of right to cause a marshaling of the assets of any Indemnitor;

          (7) Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

          (8) Any duty on the part of Lender to disclose to Indemnitors any facts Lender may now or hereafter know about the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which

Indemnitors intend to assume or has reason to believe that such facts are unknown to Indemnitors or has a reasonable opportunity to communicate such facts to Indemnitors, it being understood and agreed that Indemnitors are fully responsible for being and keeping informed of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitors hereunder;

          (9) Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

          (10) Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

          (11) Any lack of commercial reasonableness in dealing with the collateral for the Loan;

          (12) Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

          (13) An assertion or claim that the automatic stay provided by 11 U.S.C. (S)362 (arising upon the voluntary or involuntary bankruptcy proceeding of New Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) or any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against any Indemnitor or the collateral for the Loan;

          (14) Any modifications of the Loan Documents or any obligation of New Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

          (15) Any action, occurrence, event or matter consented to by Indemnitors under Section 7(h) hereof, under any other provision hereof, or otherwise.

7.   GENERAL PROVISIONS.
     ------------------

          (1)  Fully Recourse. All of the terms and provisions of this Agreement
               --------------
are recourse obligations of Indemnitors: and not restricted by any limitation on personal liability.

          (2)  Unsecured Obligations. Indemnitors hereby acknowledge that
               ---------------------
Lender's appraisal of the Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitors' indemnity set forth herein among the obligations secured by the Deed of Trust and the other Loan Document and that Lender would not consent to the Requested Actions but for the unsecured personal liability undertaken by Indemnitors herein. Indemnitors further hereby acknowledge that even though the representations, warranties, covenants or agreements of Indemnitors contained herein may be identical or substantially similar to representations, warranties, covenants or agreements set forth in the Deed of Trust and secured thereby, and assumed by New Borrower, the obligations of Indemnitors under this Agreement are not secured by the lien of the Deed of Trust or the security interests or other collateral described in the Deed of Trust or the other Loan Documents, it being the intent of Lender to create separate obligations of Indemnitors hereunder which can be enforced against Indemnitors without regard to the existence of the Deed of Trust or the other Loan Documents or the liens or security interests created therein.

          (3)  Survival. This Agreement shall be deemed to be continuing in
               --------
nature and shall remain in full force and effect and shall survive the payment of the indebtedness evidenced and secured by the Loan Documents and the exercise of any remedy by Lender under the Deed of Trust or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.

          (4)  No Subrogation; No Recourse Against Lender. Notwithstanding the
               ------------------------------------------
satisfaction by Tenant or Parent of any liability hereunder, neither Tenant nor Parent shall have any right of subrogation (including any rights arising under California Civil Code Sections 2848 and 2849), contribution, reimbursement (including any rights arising under California Civil Code Section 2847), performance (including any rights arising under California Civil Code Section 2846), or indemnity whatsoever or any right of recourse to or with respect to New Borrower or the assets or property of New Borrower or to any collateral for the Loan. Indemnitors recognize that, pursuant to Section 580d of the California Code of Civil Procedure, Lender's realization through non-judicial foreclosure upon any real property constituting security for New Borrower's obligations under the Loan Documents could terminate any right of Lender to recover a deficiency judgment against New Borrower, thereby terminating subrogation rights which such parties otherwise might have against New Borrower. In the absence of an adequate waiver, such a termination of subrogation rights could create a defense to enforcement of this Agreement against such parties. Indemnitors hereby unconditionally and irrevocably waive any such defense. In connection with the foregoing, each of Tenant and Parent expressly waives any and all rights of subrogation of Lender against New Borrower, and each of Tenant and Parent hereby waives any rights to enforce and remedy which Lender may have against New Borrower and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, each of Tenant and Parent hereby subordinates any and all indebtedness of New Borrower now or hereafter owed to Tenant or Parent to all indebtedness of New Borrower to Lender, and agrees with Lender that neither Tenant nor Parent shall demand or accept any payment of principal or interest from New Borrower, shall not claim any offset or other reduction of Tenant's Parent's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan. Further, no Indemnitor shall have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

          (5)  Reservation of Rights. Nothing contained in this Agreement shall
               ---------------------
prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against New Borrower, any Indemnitor or any other party under the Comprehensive Environmental Response Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. (S) 9601 et seq.), as it may be amended from time to time,
                         -- ---
or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

          (6)  Financial Statements.  Each Indemnitor hereby agrees, as a
               --------------------
material inducement to Lender to grant its consent as contemplated hereby, to furnish to Lender promptly upon demand (which will be no more often than as required under the Lease or the Assumption Agreement) by Lender current and dated financial statements certified by or on behalf of each Indemnitor detailing the assets and liabilities of said Indemnitor, in form and substance acceptable to Lender (the type of financial statements required under the Lease and the Assumption Agreement shall be an acceptable form). Each Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to said Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of said Indemnitor.

          (7)  Rights Cumulative; Payments.  Lender's rights under this
               ---------------------------
Agreement shall be in addition to all rights of Lender under the Note, the Deed of Trust and the other Loan Documents. FURTHER, PAYMENTS MADE BY INDEMNITORS UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT NEW BORROWER'S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE DEED OF TRUST AND THE OTHER LOAN DOCUMENTS.

          (8)  No Limitation on Liability.  Indemnitors hereby consent and agree
               --------------------------
that Lender may at any time and from time to time without further consent from Indemnitors do any of the following events, and the liability of Indemnitors under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitors or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Deed of Trust or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of New Borrower, Parent or Tenant, including, without limitation, the withdrawal or removal of Indemnitors from any current or future position of ownership, management or control of New Borrower, Tenant or Parent; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitors herein or by New Borrower or Tenant in any of the

Loan Documents or the Assumption Agreement; (v) the release of New Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise; (vi) the release of Tenant or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in the Lease by operation of law or otherwise; (vii) the release, substitution or subordination in whole or in part of any security for the Loan; (viii) Lender's failure to record the Assumption Agreement or to file any financing statement (or Lender's improper recording or filing of the Deed of Trust) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (ix) the modification of the terms of any one or more of the Loan Documents; or (x) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, the Lease, nor any course or dealing with New Borrower, Tenant, Parent, or any other person, shall limit, impair or release Indemnitors' obligations hereunder, affect this Agreement in any way or afford Indemnitors any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

          (9)  Entire Agreement; Amendment; Severability.  This Agreement
               -----------------------------------------
contains the entire agreement between the parties respecting the matters herein set forth and supersedes (except as to the Deed of Trust) all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

          (10) Governing Law; Binding Effect; Waiver of Acceptance.  This
               ---------------------------------------------------
Agreement shall be governed by and construed in accordance with the laws of the State of California, except to the extent that the applicability of any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling. This Agreement shall bind each Indemnitor and the heirs, personal representatives, successors and assigns of each Indemnitor and shall inure to the benefit of Lender and the officers, directors, shareholders, servicers, agents and employees of Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitors shall not assign any of their respective rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Each Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitors.

          (11) Notice. All notices, demands, requests or other communications to
               ------
be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private overnight courier service, like FedEx, or five (5) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

          (12)  No Waiver; Time of Essence; Business Days. The failure of any
                -----------------------------------------
party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel
                                      15
against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term "business day" as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

          (13) Captions for Convenience. The captions and headings of the
               ------------------------
sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

          (14) Attorneys' Fees. In the event it is necessary for Lender to
               ---------------
retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitors agree to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lender as a result thereof and such costs, fees and expenses shall be included in Costs.

          (15) Successive Actions.  A separate right of action hereunder shall
               ------------------
arise each time Lender acquires knowledge of any matter indemnified by Indemnitors under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitors hereby waive and covenant not to assert any defense in the nature of splitting of causes of action or merger of judgments.

          (16) Joint and Several Liability.  Notwithstanding anything to the
               ---------------------------
contrary contained herein, the representations, warranties, covenants and agreements made by Indemnitors herein, and the liability of Indemnitors hereunder, is joint and several.

          (17) Reliance.  Lender would not consent to (i) the transfer of the
               --------
Property and the assumption of the Loan by New Borrower or (ii) the Lease without this Agreement. Accordingly, Indemnitors intentionally and unconditionally enter into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, Lender shall consent to (i) the transfer of the Property and the assumption of the Loan by New Borrower and (ii) the Lease and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

          (18) Nonrecourse. Any provision of this Agreement or the Loan
               -----------
Documents to the contrary notwithstanding, the liability of New Borrower hereunder, if any, shall be satisfied solely from the assets of New Borrower, including the Project, but not from New Borrower's rights to the CDs or the CD Pledge Agreement and any other collateral pledged thereunder. No recourse under or upon any representation, warranty, obligation covenant or agreement contained herein or for any claim based herein or in respect hereto shall be had against any past, present or future member, manager, stockholder, director, officer, employee, attorney, administrator, trustee or agent, as such, of New Borrower or the Managing Member of New Borrower or any of their respective assets or properties unless such claim is based on the fraud, gross negligence or willful misconduct of such party.

     Furthermore, Lender acknowledges and agrees that it shall have no right, interest (including security interest or lien) or claim to the CDs or New Borrower's rights under the CD Pledge Agreement, it being understood that KCCI and SELCO have each relied upon the pledge to KCCI and SELCO of the CDs by Tenant and New Borrower and the other collateral pledged under the CD Pledge Agreement in KCCI making a loan to SELCO and SELCO using the proceeds of such loan, plus additional equity money provided by SELCO in making an equity contribution to New Borrower. All capitalized terms used in this paragraph shall have the meanings given such terms in the Assumption Agreement.

          (19) Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

          (20) SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
               ------------------------------------------------

          (1) INDEMNITORS, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREE THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN SANTA CLARA COUNTY, CALIFORNIA, (C) SUBMIT TO THE JURISDICTION OF SUCH COURTS, AND, (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREE THAT NEITHER OF THEM WILL BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). INDEMNITORS FURTHER CONSENT AND AGREE TO SERVICE OF ANY SUMMONS, COMPLIANT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE INDEMNITORS AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 7(K) HEREOF, AND CONSENT AND AGREE THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY
               LAW).

          (2) LENDER AND INDEMNITORS, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR INDEMNITORS, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR INDEMNITORS, IN EACH OF THE FOREGOING CASES, SOUNDING IN CONTRACT, TORT OR OTHERWISE.

          (21) Waiver by Indemnitors. New Borrower, Tenant and Parent covenant
               ---------------------
and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against New Borrower, neither New Borrower, Tenant nor Parent shall seek a supplemental stay or otherwise pursuant to 11 U.S.C. (S) 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against New Borrower, Tenant or Parent by virtue of this Agreement or otherwise.




                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Indemnitors have executed this Hazardous Substances Indemnity Agreement as of the day and year first above written.

                                        NEW BORROWER:

                                        THE ATRIUM OF SAN JOSE LLC, a Delaware
                                        limited liability company

                                        By:  The Atrium of San Jose, Inc., a
                                             Delaware corporation
                                        Its:      Managing Member


                                             By: ___________________________
                                             Name: _________________________
                                             Its:___________________________


                                        TENANT:

                                        BROOKDALE LIVING COMMUNITIES OF
                                        CALIFORNIA, INC., a Delaware corporation

                                        By: ________________________________
                                        Name: ______________________________
                                        Title:______________________________


                                        PARENT:

                                        BROOKDALE LIVING COMMUNITIES, INC.,
                                        a Delaware corporation

                                        By:_________________________________
                                        Name: ______________________________
                                        Title:______________________________